ARRAY Technologies Names H. Keith Jennings as Chief Financial Officer Jennings brings over 30 years global experience in financial strategy, capital markets, and corporate transformation Albuquerque, N.M., December 3, 2024 (GLOBE NEWSWIRE) – ARRAY Technologies (NASDAQ: ARRY) (“ARRAY” or the “Company”), a leading provider of tracker solutions and services for utility-scale solar energy projects, has named H. Keith Jennings as its chief financial officer, effective January 6, 2025. Jennings will report directly to ARRAY’s Chief Executive Officer, Kevin G. Hostetler. With a career spanning over three decades across multiple industries, Jennings brings extensive expertise in corporate finance, risk management, investor relations, and strategic growth initiatives. He has a proven track record of driving mergers and acquisitions, optimizing capital structures, and building end-to-end business ecosystems, positioning him as a vital addition to ARRAY’s executive leadership team. Jennings also brings valuable governance experience, currently serving as a non-executive director and audit chair for Noble Corporation (NYSE: NE) since 2023 and 5E Advanced Materials (Nasdaq: FEAM) since 2022. “Keith’s extensive experience in transforming organizations and driving financial strategy is well aligned with ARRAY’s growth objectives,” said Hostetler. “His ability to enhance operational efficiency, optimize capital investments, and lead strategic initiatives will be pivotal as we expand ARRAY’s global footprint and reinforce our leadership in renewable energy innovation.” As CFO, Jennings will oversee ARRAY’s financial strategy and operations while also playing a critical role in shaping its commercial strategy and exploring new market opportunities. “I am thrilled to join ARRAY at such an exciting time for the company and the renewable energy sector,” said Jennings. “I look forward to working with the leadership team to drive strategic growth, enhance financial performance, and expand ARRAY’s impact on the global transition to sustainable energy.” Most recently, from 2020 to 2022, Jennings served as executive vice president and chief financial officer at Weatherford International, where he played a key role in the company’s post-bankruptcy transformation. At Weatherford, Jennings led the Finance, IT, and Corporate Strategy functions, successfully restructuring the company’s debt, and facilitating its up-listing to the Nasdaq exchange. Prior to Weatherford International, he also served at Calumet Specialty Products Partners, Eastman Chemical Co., and Cameron International Corporation. Jennings has a Master of Business Administration from Columbia University, and a Bachelor of Commerce from the University of Toronto.

About ARRAY ARRAY Technologies (NASDAQ: ARRY) is a leading global renewable energy company and provider of utility-scale solar tracking technology. Engineered to withstand the harshest conditions on the planet, ARRAY’s high-quality solar trackers and sophisticated software maximize energy production, accelerating the adoption of cost-effective and sustainable energy. Founded and headquartered in the United States, ARRAY relies on its diversified global supply chain and customer-centric approach to deliver, commission, and support solar energy developments around the world, lighting the way to a brighter, smarter future for clean energy. For more news and information on ARRAY, please visit arraytechinc.com. Forward Looking Statements This press release contains forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations and projections regarding its business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those in the forward- looking statements as a result of a number of factors. Forward-looking statements should be evaluated together with the risks and uncertainties that affect our business and operations, particularly those described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. # # # Media Contact Nicole Stewart 505.589.8257 nicole.stewart@arraytechinc.com Investor Relations Contact Array Technologies, Inc. Investor Relations investors@arraytechinc.com